UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

VONAGE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As previously announced on January 7, 2008, Jeffrey A. Citron, Chairman and Chief Strategist of Vonage Holdings Corp. (the “Company”) will participate in the Citi 18th Annual Global Entertainment, Media & Telecommunications Conference (the “Citi Conference”) on Wednesday, January 9, 2008. On January 9, 2008, the Company issued a press release announcing certain unaudited preliminary financial results that will be discussed at the Citi Conference.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

At the Citi Conference and in certain investor meetings, Mr. Citron will be using a slide presentation to provide an update on the Company. A copy of the slide presentation to be referenced by Mr. Citron during the Citi Conference, which will be made available in advance of the call through the Company’s website, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by Vonage Holdings Corp. on January 9, 2008.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.2	Presentation dated January 9, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: January 9, 2008	By:	/s/ Sharon A. O’Leary
Sharon A. O’Leary Executive Vice President, Chief Legal Officer and Secretary